SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      26-Dec-2002

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF OCTOBER 1 , 2002, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2002-CB5

C-Bass Mortgage Loan Asset-Backed Certificates Series 2002-CB5
(Exact name of registrant as specified in its charter)

North Carolina    333-90830-01             75-2533468
(State or Other   (Commission              (I.R.S. Employer
Jurisdiction of   File Number)             Identification
Incorporation)                             Number)

100 North Tryon St.
Charlotte, NC                  28255
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On 26-Dec-200a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
        26-Dec-200The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated        26-Dec-2002

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2002-CB5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:               12/26/2002

                    Beginning                                         Ending
                   Certificate                                     Certificate
 Class    Cusip    Balance(1)   Principal    Interest    Losses      Balance
AV-1    12489WFQ2   66645694.19  1537721.07    91822.96   0.00       65107973.12
AV-2    12489WFW9   16500000.00        0.00    28132.50   0.00       16500000.00
AF-1    12489WFM1   43756700.74  3308073.63    59533.42   0.00       40448627.11
AF-2    12489WFN9   24200000.00        0.00    73810.00   0.00       24200000.00
AF-3    12489WFP4   18922000.00        0.00    85149.00   0.00       18922000.00
M-1     12489WFS8   11410000.00        0.00    23089.40   0.00       11410000.00
M-2     12489WFT6    9854000.00        0.00    28680.61   0.00        9854000.00
B-1     12489WFU3    9335000.00        0.00    35208.51   0.00        9335000.00
B-2     12489WFV1    2074000.00        0.00     9608.38   0.00        2074000.00
B-3     12489WFX7    2593000.00        0.00    12012.79   0.00        2593000.00
A-IO*   12489WFR0  151000000.00        0.00   346041.66    N/A      142000000.00
N*          NA       6330884.69   360695.63    44843.77    N/A        5970189.06
X           NA         N/A             0.00        0.00    N/A         N/A
Total              205290394.93  5206490.33   837933.00       0.00  200444600.23



              AMOUNTS PER $1,000 UNIT
                                              Ending                 Current
                                           Certificate             Pass-Through
 Class  Principal   Interest      Total      Balance     Losses   Interest Rate
AV-1    22.7591366 1.35903145  24.11816813 963.63462029 0.00000000      1.60000%
AV-2    0.00000000 1.70500000   1.70500000 1000.0000000 0.00000000      1.98000%
AF-1    73.5127473 1.32296489  74.83571222 898.85838022 0.00000000      1.58000%
AF-2    0.00000000 3.05000000   3.05000000 1000.0000000 0.00000000      3.66000%
AF-3    0.00000000 4.50000000   4.50000000 1000.0000000 0.00000000      5.40000%
M-1     0.00000000 2.02361087   2.02361087 1000.0000000 0.00000000      2.35000%
M-2     0.00000000 2.91055510   2.91055510 1000.0000000 0.00000000      3.38000%
B-1     0.00000000 3.77166685   3.77166685 1000.0000000 0.00000000      4.38000%
B-2     0.00000000 4.63277724   4.63277724 1000.0000000 0.00000000      5.38000%
B-3     0.00000000 4.63277671   4.63277671 1000.0000000 0.00000000      5.38000%
A-IO    0.00000000 2.13605963   2.13605963 876.54320988 0.00000000      2.75000%
N       53.8351686 6.69310000  60.52826866 891.07299403 0.00000000      8.50000%
X       0.00000000 0.00000000   0.00000000   0.00000000 0.00000000            NA


Distribution Date:  26-Dec-2002

        Distribution Statement
        Pooling and Servicing Agreement Dated October 1, 2002

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  Overcollateralization Amount (before distributions)              402980.20
      Overcollateralization Release Amount                                  0.00
      Overcollateralization Deficiency (after distributions)          1037265.88
      Overcollateralization Target Amount                             1037265.88
      Overcollateralization Amount (after distributions)               769074.52

    Amount of Excess Interest                            732188.65
    Amount of Excess Cashflow                            732188.65



iv) Servicing Fees               Group 1     Group 2      Total
Servicing Fees                     43851.44    41843.32   85694.76
Accrued and Unpaid Special Serv        0.00        0.00       0.00
Special Servicing Fees              3150.00     2100.00    5250.00


v) Advances                                 234791.17

vi) Ending Pool Balance        102211254.40 99002420.35 201213674.75

vii)    Loan Count                     1237         800       2037
Wt'd avg Rem Term                       290         338        314
Wt'd avg Mortage Rate              9.36639%    9.47052%   9.41763%

viii)  Delinquency And Foreclosure Information:

Group 1           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current               1073      89559659.46     0             0.00
30 days delinquent     101       7946202.40     9        648947.63
60 days delinquent     42        2603130.62     3        479104.64
90+ days delinquen     21        2102261.92     2        201563.05


                   Foreclosure
                     Number      Balance
Current                 0              0.00
30 days delinquent      0              0.00
60 days delinquent      1         129658.25
90+ days delinquen      3         460631.40


Group 2           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current                685      85675365.90     0             0.00
30 days delinquent     75        7845786.60     5        387639.90
60 days delinquent     26        3863687.90     1        187976.09
90 days delinquent     14        1617579.95     2        314992.86
120+ days delinque      0              0.00     0             0.00

                                         Foreclosure
                     Number      Balance
Current                 0              0.00
30 days delinquent      0              0.00
60 days delinquent      0              0.00
90 days delinquent      0              0.00
120+ days delinque      0              0.00

ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number       Unpaid Prin.   Sched Bal             Book Value
       0                      0           0                      0


                       Group 1     Group 2       Total
xi)     Prepayment   2931240.45  1356119.74  4287360.19

xii) Current Period Prepayment Penalties       44695.07
Aggregate Prepayment Penalties                 58764.47
Prepayment Penalties allocable to Classes N    58764.47

                                               Group 1    Group 2         Total
xiii)   Aggregate Realized Losses incurred         0.00       0.00          0.00
        Cumulative Realized Losses                 0.00       0.00          0.00

xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                                   0.00       0.00          0.00

xix)    Trustee Fees                            1140.42    1087.93       2228.34

xx)     Cap Carryover Amt                  LIBOR Carryover Amt
        Current DiAmounts Remaining        Current DistAmounts Remaining
AV-1          0.00         0.00                    0.00       0.00
AF-1          0.00         0.00                    0.00       0.00
AF-2          0.00         0.00                    0.00       0.00
AF-3          0.00         0.00                    0.00       0.00
AF-4          0.00         0.00                    0.00       0.00
M-1           0.00         0.00                    0.00       0.00
M-2           0.00         0.00                    0.00       0.00
B-1           0.00         0.00                    0.00       0.00
B-2           0.00         0.00                    0.00       0.00

xix) Overcollateralization Deficiency (after distribution)             268191.36

xx) Has Trigger Event has occurred?        NO
Cummulative Realized Losses Percentage     0.00000%

xxi)    Available Funds                    Group 1     Group 2        Total
Scheduled Interest Net of Servicing Fees   776156.22    751350.01     1527506.23
Scheduled Principal                        126911.95    65428.24       192340.19
Unscheduled Principal                      2931240.45  1356119.74     4287360.19
Available Funds                            3834308.62  2172897.99     6007206.61

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
                  Loan Number   Unpaid Prin  Sched Prin     Liq. Proc.	    Loss
                              0           0           0          0             0
                              0           0           0          0             0
                              0           0           0          0             0
                              0           0           0          0             0
                              0           0           0          0             0


xxvi)   Mortgage Loans Purchased by Servicer                  0.00

xxvii)  Mortgage Loans Re-Purchased by Servicer               0.00

















                  ASSET BACKED FUNDING CORPORATION


                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President US Bank


Dated:  12/26/2002